UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Dun & Bradstreet Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing stockholders of Dun & Bradstreet Holdings, Inc., a Delaware corporation (the “Company”) with a definitive proxy statement related to the proposed transaction with Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”) and Denali Buyer, Inc., a Delaware corporation (“Merger Sub”) upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 23, 2025, by and among the Company, Parent and Merger Sub.

1.	The following was a communication sent to the Company’s employees on March 24, 2025:

Dun & Bradstreet Announces Intention to Become a Private Company

Dear Colleagues,

A few moments ago, we issued a press release announcing that we have entered into a definitive agreement to be acquired by Clearlake Capital Group, one of the world’s leading investment firms. As a result of this transaction, Dun & Bradstreet will become a private company. This is exciting news for all of us and an important step toward our long-term vision for growth and for the evolution of our great company. With Clearlake as our owner, we will be well positioned to build on the progress and momentum we already have and accelerate our growth strategy further.

With a proven track record across several sectors, Clearlake is a private investment firm founded in 2006. The firm has led or co-led over 400 investments since its inception and partners with companies like ours that have a leading business with a strong team and history. As we worked through the process, Clearlake demonstrated clear belief in Dun & Bradstreet, our strategy and our team. Clearlake understands the value of our proprietary data assets and envisions it as both a platform and fuel for future growth in today's evolving market, especially with the proliferation of AI. Importantly, Clearlake and our Board of Directors recognize the flexibility that being a privately held company provides for Dun & Bradstreet in the current market environment.

As for next steps, the transaction is subject to shareholder approval and other customary closing conditions. At closing, Dun & Bradstreet shareholders will receive $9.15 per share in cash. Following the close of the transaction, which is expected in the third quarter of 2025, Dun & Bradstreet will no longer be publicly traded on the New York Stock Exchange.

I am excited to continue to lead Dun & Bradstreet, along with the rest of our management team. During this time, it is business as usual with our focus on continuing to deliver for our clients.

I will keep you updated as information becomes available to share between now and the transaction close, beginning with a Global Town Hall today at 9:30 a.m. ET. An invitation has been sent under separate cover.

I am incredibly proud of all that we have achieved and your unrelenting commitment to win. We have tremendous opportunities ahead of us. On behalf of the Board of Directors and the management team, I want to express a heartfelt thank you to all of you. We are here because of you and I’m excited to take the next steps on this journey together.

Regards, Anthony Jabbour CEO

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the effects of the proposed acquisition of Dun & Bradstreet by an affiliate of Clearlake Capital Group, L.P. Forward-looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties listed below should not be considered a complete discussion of all of our potential trends, risks and uncertainties and, except as required by law, we undertake no obligation to make any revisions to any forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication, whether as a result of new information, future events/developments or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; (iii) risks related to disruption of management’s attention from our ongoing business operations due to the proposed merger; (iv) the effect of the announcement of the proposed merger on our relationships with our customers, operating results and business generally; (v) the risk that the proposed merger will not be consummated in a timely manner; (vi) our ability to implement and execute our strategic plans to transform the business; (vii) our ability to develop or sell solutions in a timely manner or maintain client relationships; (viii) competition for our solutions; (ix) harm to our brand and reputation; (x) unfavorable global economic conditions including, but not limited to, volatility in interest rates, foreign currency markets, inflation, and supply chain disruptions; (xi) risks associated with operating and expanding internationally; (xii) failure to prevent cybersecurity incidents or the perception that confidential information is not secure; (xiii) failure in the integrity of our data or systems; (xiv) system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; (xv) loss of access to data sources or ability to transfer data across the data sources in markets where we operate; (xvi) failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; (xvii) loss or diminution of one or more of our key clients, business partners or government contracts; (xviii) dependence on strategic alliances, joint ventures and acquisitions to grow our business; (xix) our ability to protect our intellectual property adequately or cost-effectively; (xx) claims for intellectual property infringement; (xxi) interruptions, delays or outages to subscription or payment processing platforms; (xxii) risks related to acquiring and integrating businesses and divestitures of existing businesses; (xxiii) our ability to retain members of the senior leadership team and attract and retain skilled employees; (xxiv) risks related to changes in the political and legislative landscape in which we operate (including as a result of changes in domestic and international governments and policies) and potential corporate tax reform, and our ability to adapt to those changes as well as adaptation by our key customers and suppliers; (xxv) risks related to registration and other rights held by certain of our largest shareholders; (xxvi) an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event, including the global economic uncertainty and measures taken in response; (xxvii) the potential for political, social, or economic unrest, terrorism, hostilities or war, including increased economic uncertainty related to the ongoing conflict between Russia and Ukraine, the conflict in the Middle East, and associated trends in macroeconomic conditions, and (xxviii) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note Regarding Forward-Looking Statements” and other sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 21, 2025 (the “Company’s 2024 Annual Report”).

No Offer or Solicitation; Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed merger, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A to be filed with the SEC (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed merger. SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://investor.dnb.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed merger. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2024 annual meeting of stockholders, filed with the SEC on April 25, 2024 (the “2024 Definitive Proxy”), which is available here. Please refer to the sections captioned “Executive Compensation” and “Security Ownership of Certain Beneficial Owners” in the 2024 Definitive Proxy. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2024 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001799208&owner=exclude. Such filings and the 2024 Definitive Proxy are available free of charge on the Company’s website at https://investor.dnb.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the proposed merger.

2.	The following template was used to send communications to the Company’s clients on March 24, 2025:

Hello [Insert client’s name],

I have some exciting news I want to share. Dun & Bradstreet today announced it has entered into a definitive agreement to be acquired by Clearlake Capital Group. Additional information can be found in the press release linked here. Upon completion of the transaction, Dun & Bradstreet will become a privately held company. As a private company, we will continue to invest in our trusted data and analytics and innovative platforms to support your needs in today's evolving market, especially with the proliferation of AI. We continue to be committed to both your success and the success of your company.

We have been on a strategic journey executing a major transformation to modernize our technology, expand our data and analytics, and innovate solutions that meet the needs of our clients to help you grow revenue, lower margins and stay compliant in a fast-changing market. Clearlake is investing in our company because they believe Dun & Bradstreet’s team, capabilities and assets provide a great platform for future innovation and growth. Most importantly, they share our commitment to being a trusted partner to organizations like [insert company name].

We expect the transition to close in the third quarter of 2025, subject to customary closing conditions and regulatory approvals, as well as approval from Dun & Bradstreet’s shareholders. Until then, Dun & Bradstreet will continue to operate as a public company.

Today’s news will have no impact on our day-to-day operations. I will continue to be your contact, and your current contract continues as normal. In short, there are no changes to how we work with you—it really is business as usual. Going forward, we are committed to supporting you with the same focus, energy and commitment to excellence that we have shown in the past.

Our team here at Dun & Bradstreet is very excited about this announcement and the opportunities on the horizon for us, and more importantly, you and [insert company name].

Thank you for your business. We look forward to working together for many years to come. If you have any questions, please let me know.

Regards,

[Insert your name here]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the effects of the proposed acquisition of Dun & Bradstreet by an affiliate of Clearlake Capital Group, L.P. Forward-looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties listed below should not be considered a complete discussion of all of our potential trends, risks and uncertainties and, except as required by law, we undertake no obligation to make any revisions to any forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication, whether as a result of new information, future events/developments or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; (iii) risks related to disruption of management’s attention from our ongoing business operations due to the proposed merger; (iv) the effect of the announcement of the proposed merger on our relationships with our customers, operating results and business generally; (v) the risk that the proposed merger will not be consummated in a timely manner; (vi) our ability to implement and execute our strategic plans to transform the business; (vii) our ability to develop or sell solutions in a timely manner or maintain client relationships; (viii) competition for our solutions; (ix) harm to our brand and reputation; (x) unfavorable global economic conditions including, but not limited to, volatility in interest rates, foreign currency markets, inflation, and supply chain disruptions; (xi) risks associated with operating and expanding internationally; (xii) failure to prevent cybersecurity incidents or the perception that confidential information is not secure; (xiii) failure in the integrity of our data or systems; (xiv) system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; (xv) loss of access to data sources or ability to transfer data across the data sources in markets where we operate; (xvi) failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; (xvii) loss or diminution of one or more of our key clients, business partners or government contracts; (xviii) dependence on strategic alliances, joint ventures and acquisitions to grow our business; (xix) our ability to protect our intellectual property adequately or cost-effectively; (xx) claims for intellectual property infringement; (xxi) interruptions, delays or outages to subscription or payment processing platforms; (xxii) risks related to acquiring and integrating businesses and divestitures of existing businesses; (xxiii) our ability to retain members of the senior leadership team and attract and retain skilled employees; (xxiv) risks related to changes in the political and legislative landscape in which we operate (including as a result of changes in domestic and international governments and policies) and potential corporate tax reform, and our ability to adapt to those changes as well as adaptation by our key customers and suppliers; (xxv) risks related to registration and other rights held by certain of our largest shareholders; (xxvi) an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event, including the global economic uncertainty and measures taken in response; (xxvii) the potential for political, social, or economic unrest, terrorism, hostilities or war, including increased economic uncertainty related to the ongoing conflict between Russia and Ukraine, the conflict in the Middle East, and associated trends in macroeconomic conditions, and (xxviii) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note Regarding Forward-Looking Statements” and other sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 21, 2025 (the “Company’s 2024 Annual Report”).

No Offer or Solicitation; Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed merger, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A to be filed with the SEC (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed merger. SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://investor.dnb.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from stockholders in connection with the proposed merger. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2024 annual meeting of stockholders, filed with the SEC on April 25, 2024 (the “2024 Definitive Proxy”), which is available here. Please refer to the sections captioned “Executive Compensation” and “Security Ownership of Certain Beneficial Owners” in the 2024 Definitive Proxy. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2024 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/cgi-bin/browse-edgar?CIK=0001799208&owner=exclude. Such filings and the 2024 Definitive Proxy are available free of charge on the Company’s website at https://investor.dnb.com/financials/sec-filings/default.aspx or through the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the proposed merger.

3.	The following is a LinkedIn post by the Company on March 24, 2025: